ACQUISITION OF NET ASSETS OF CELL GENESYS	12 Months Ended
Dec. 31, 2011
ACQUISITION OF NET ASSETS OF CELL GENESYS
ACQUISITION OF NET ASSETS OF CELL GENESYS

4. ACQUISITION OF NET ASSETS OF CELL GENESYS

        On October 14, 2009, the Company acquired 100 percent of the common stock of Cell Genesys in a direct merger transaction. The merger was accounted as an acquisition of the net assets of Cell Genesys, whereby the individual assets and liabilities of Cell Genesys were recorded by the Company as of the completion of the merger based on their estimated fair values. As Cell Genesys had ceased substantially its operations prior to the date of the transaction, the merger was not considered to be a business combination, and the allocation of the purchase price did not result in recognition of goodwill. The total purchase price is allocated to the acquired assets and assumed liabilities of Cell Genesys based on their estimated relative fair values as of the merger closing date. The table below displays the purchase price of the merger.

Fair value of BioSante common stock issued (3,369,967 shares)	$36,800,043
Transaction costs of BioSante	2,431,252

Total purchase price	$39,231,295

        The total purchase price was allocated as follows:

Cash	$24,746,346
Investment in Ceregene	3,486,000
In-process research and development	9,000,000
Receivables, equipment and other assets	293,658
Accounts payable and accrued liabilities	1,777,323
Convertible senior notes	16,709,580

Total net assets acquired	$19,039,101

        In addition to the $24.7 million in cash acquired, the Company obtained, as a result of the merger, the rights to all in-process research and development of Cell Genesys, which included a portfolio of cancer vaccines and other technologies. The $9.0 million value attributed to this portfolio was expensed as of the date of the acquisition as acquired in-process technology, as it was considered to have no alternative future use. The $20.2 million representing the premium of the total value of consideration in excess of fair values of the net assets acquired also was expensed as of the date of the acquisition.

        In addition, as a result of the merger, the Company assumed $1.2 million in aggregate principal amount of 3.125% convertible senior notes due November 1, 2011 and $20.8 million in aggregate principal amount of 3.125% convertible senior notes due May 1, 2013 issued by Cell Genesys. As a result of the merger and in accordance with the terms of the indentures governing the 3.125% convertible senior notes due May 1, 2013 as supplemented by supplemental indentures entered into between the Company and the trustees thereunder, such notes became convertible into an aggregate of 931,093 shares of the Company's common stock at a conversion price of $22.32 per share, in each case subject to adjustments for stock dividends, stock splits, and other similar events. For more details see Note 7, "Convertible Senior Notes."